SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                    Pursuant to Section 13 and 15(d) of the
                      Securities and Exchange Act of 1934


       Date of Report (date of earliest event reported) December 4, 1997



                              JJFN SERVICES, Inc.

               (Exact name of Registrant as specified in Charter)


Delaware                                   0-28168         11-3289981

(State or other jurisdiction            (Commission      (IRS Employer
 of incorporation)                      File Number)    Identification
                                                          Number)


        2500 Military Trail North, Suite 260, Boca Raton, Florida 33431
        (Address of principal executive office)                   (Zip Code)




       Registrant's telephone number, including area code: 561-995-0043.

















Item 6.  Resignations of Registrant's Directors

On December 4, 1997 the Board of Directors accepted the resignation of Janice Rufo as a Director. She stated that the resignation was not being tendered by reason of any disagreement with the Company relating to the Company's operations, policies or practices.
















































                                   SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                            JJFN Services, Inc.
                                               (Registrant)

                                            By /s/
                                                  _________________
                                                    John Kushay
                                                    (Signature)
                                                    Chief Financial Officer
                                                    Treasurer




Dated:  December 9, 1997